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                                                                   Exhibit 23.1



                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-00864, 333-06779, 333-08535) of GelTex Pharmaceuticals, Inc. of
our report dated February 21, 1997 with respect to the financial statements of GelTex Pharmaceuticals, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.




                                                           ERNST & YOUNG LLP



Boston, Massachusetts
March 25, 1997